BANK LOANS AND FACILITIES	12 Months Ended
Dec. 31, 2014
BANK LOANS AND FACILITIES [Abstract]
BANK LOANS AND FACILITIES
12.	BANK LOANS AND FACILITIES

The Group has $6.7 million (approximate to RMB41 million) and nil, as of December 31, 2013 and 2014, respectively, RMB denominated secured revolving credit facility granted by Bank of China (Shenzhen branch) ("BOC(SZ)") to CDTC, which expired on June 25, 2014 (the "BOC Facility"). The BOC Facility is available for general corporate working capital purposes at an interest rate of the People's Bank of China benchmark rate ("Benchmark Rate"). As of December 31, 2014, there were no such borrowings.

The Group has entered into another $21.3 million (approximate to RMB130 million), RMB denominated secured revolving credit facility granted by China Construction Bank (Shenzhen branch) ("CCB(SZ)") to VisionChina Media Group, expired on January 9, 2015 (the "CCB Facility"). The CCB Facility is secured by accounts receivable of VisionChina Media Group. The CCB Facility is available for general corporate working capital purposes at an interest rate in a range between 95% to 160% of the Benchmark Rate. The CCB Facility contains restrictive financial covenant of maintaining a leverage ratio of 65% by VisionChina Media Group. Violation of such covenant could result in a default under the CCB Facility, which would permit the CCB(SZ) to terminate the CCB Facility available to the Group and require immediate repayment from the Group of any outstanding loans advanced under the CCB Facility. The Group is in compliance with such financial covenant as of December 31, 2014. As of December 31, 2014, there were borrowings of $13.8 million. Amount of $7.5 million of the CCB Facility was unutilised as of December 31, 2014.

In January 2015, the Group has entered into another $16.3 million (approximate to RMB100 million), RMB denominated secured revolving credit facility granted by CCB(SZ) to VisionChina Media Group, scheduled to expire on January 26, 2016 (the "2015 CCB Facility"). The CCB Facility is secured by accounts receivable of VisionChina Media Group. The 2015 CCB Facility is available for general corporate working capital purposes at an interest rate in a range between 99.54% to 103.46% of the Loan Prime Rate in the PRC. The 2015 CCB Facility contains restrictive financial covenant of maintaining a leverage ratio of 65% by VisionChina Media Group. It is cancelable by CCB(SZ) if there is any material adverse change or failure to maintain satisfactory operations of VisionChina Media Group. Violation of such covenant could result in a default under the 2015 CCB Facility, which would permit the CCB(SZ) to terminate the 2015 CCB Facility available to the Group and require immediate repayment from the Group of any outstanding loans advanced under the 2015 CCB Facility.

The Group's bank loans consist of the following:

	December 31,
	2013	2014

BOC (SZ)
- Interest rate at Benchmark Rate, denominated in RMB	$6,701,689	$-
CCB(SZ)
- Interest rate in a range between 95% to 160% of Benchmark Rate, denominated in RMB	19,638,649	13,847,031
Total bank loans	26,340,338	13,847,031
Less: Amount due within one year shown under current liabilities	26,340,338	13,847,031
Amount due after one year shown under noncurrent liabilities	$-	$-